SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             Form 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

              Date of Report (Date of earliest event
                     reported) March 27, 1998


                GE CAPITAL MORTGAGE SERVICES, INC.
          (as Seller and Servicer under the Pooling and
         Servicing Agreement, dated as of March 1, 1998,
         providing for the issuance of REMIC Multi-Class
            Pass-Through Certificates, Series 1998-7)



                GE Capital Mortgage Services, Inc.
      (Exact name of registrant as specified in its charter)

   New Jersey                33-5042             21-0627285
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 (State or other           (Commission         (I.R.S. Employer
 jurisdiction of            File Number)      Identification No.)
  incorporation)



                      Three Executive Campus
                  Cherry Hill, New Jersey 08002
        (Address of Principal Executive Office) (Zip Code)



             Registrant's telephone number, including
                     area code (609) 661-6100

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On March 27, 1998, GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1998-7 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1998-7") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated March 19, 1998 as supplemented by the Prospectus Supplement dated March 19, 1998.

The original principal balance of each Class of the Certificates is as follows:

               Class A             $168,870,000.00
               Class PO                $292,963.14
               Class M               $1,731,461.00
               Class B1                $432,644.00
               Class B2                $432,644.00
               Class B3                $692,230.00
               Class B4                $346,115.00
               Class B5                $259,588.91
               Class R                     $100.00
                                   ---------------
               Total :             $173,057,746.05


The initial Junior Percentage and initial Senior Percentage for Pool 1998-7 are approximately 2.25% and 97.75%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1998-7 as of the initial issuance of the Certificates are $100,000, $1,700,000 and $2,526,931, respectively, representing approximately 0.06%, 1.00%, and 1.5%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of March 1, 1998 (the "Cut-off Date").

Description of the Mortgage Pool and the Mortgaged Properties

Pool 1998-7

Pool 1998-7 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 10 to 15 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $173,057,746.05.

The interest rates (the "Mortgage Rates") borne by the 514 Mortgage Loans conveyed by GECMSI to Pool 1998-7 range from 6.0000% to 8.6250% and the weighted average Mortgage Rate as of the Cut-off Date is 7.2080% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1998-7 ranged from $19,200.00 to $1,271,000.00, and, as of the Cut-off Date,
the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1998-7 is $336,688.22, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1998-7 is June 1997, and the latest scheduled maturity date of any such Mortgage Loan is March 2013. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cut-off Date in Pool 1998-7 is 68.4245%.

The Mortgage Loans in Pool 1998-7 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Mortgage Loans in Pool 1998-7:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
     MORTGAGE         # OF                  AS OF         AGGREGATE
        RATES        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
      6.0000%            1            $348,500.00           0.2014%
      6.3750%            6          $1,849,877.27           1.0689%
      6.5000%            7          $2,182,393.95           1.2611%
      6.6250%           11          $3,261,167.44           1.8844%
      6.6500%            1            $296,064.92           0.1711%
      6.7500%           20          $6,703,215.08           3.8734%
      6.8500%            1            $473,786.43           0.2738%
      6.8750%           54         $18,342,451.35          10.5990%
      6.9500%            1            $280,368.94           0.1620%
      7.0000%           69         $24,132,112.92          13.9445%
      7.0500%            3            $896,132.99           0.5178%
      7.1000%            1            $457,114.07           0.2641%
      7.1250%           69         $24,341,778.75          14.0659%
      7.1500%            3            $920,638.55           0.5320%
      7.2000%            1            $394,994.41           0.2282%
      7.2500%           69         $23,043,920.52          13.3157%
      7.3000%            2            $704,504.46           0.4071%
      7.3500%            1            $262,718.83           0.1518%
      7.3750%           69         $22,992,028.17          13.2858%
      7.4000%            1            $323,200.05           0.1868%
      7.4500%            2            $507,582.48           0.2933%
      7.5000%           57         $18,171,482.74          10.5002%
      7.5500%            2            $694,555.12           0.4013%
      7.6250%           30         $10,477,732.90           6.0545%
      7.7000%            1            $229,713.55           0.1327%
      7.7500%           17          $6,844,455.10           3.9550%
      7.8750%            5          $1,317,461.77           0.7613%
      8.0000%            5            $967,575.30           0.5591%
      8.2500%            3          $1,248,240.76           0.7213%
      8.5000%            1            $355,977.23           0.2057%
      8.6250%            1             $36,000.00           0.0208%
                     -----        ---------------         ---------
        Total          514        $173,057,746.05         100.0000%

b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Mortgage Loans in Pool 1998-7 :

                                            AGGREGATE             % OF
                                             BALANCES          POOL BY
          ORIGINAL           # OF               AS OF        AGGREGATE
          BALANCES          LOANS        CUT-OFF DATE          BALANCE
          --------          -----        ------------        ---------
         $ 0  -  227,150       46       $6,035,351.79          3.4875%
    $227,151  -  250,000       60      $14,345,404.98          8.2894%
    $250,001  -  300,000      158      $43,444,345.97         25.1040%
    $300,001  -  350,000       83      $27,121,910.79         15.6722%
    $350,001  -  400,000       60      $22,607,582.80         13.0636%
    $400,001  -  450,000       32      $13,555,825.18          7.8331%
    $450,001  -  600,000       49      $25,555,864.63         14.7672%
    $600,001  -  650,000       11       $6,888,428.03          3.9804%
    $650,001  - 1,000,000+     15      $13,503,031.88          7.8026%
                            -----     ---------------        ---------
                  Total       514     $173,057,746.05        100.0000%

The largest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1998-7 is
$1,263,465.59.

The smallest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1998-7 is
$19,030.59.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Mortgage Loans in Pool 1998-7:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
  ORIGINATION        LOANS           CUT-OFF DATE           BALANCE
  -----------        -----           ------------         ---------
         1997          267         $92,347,057.25          53.3620%
         1998          247         $80,710,688.80          46.6380%
                     -----        ---------------         ---------
        Total          514        $173,057,746.05         100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Mortgage Loans at origination in Pool 1998-7:

            LOAN-                           AGGREGATE             % OF
          TO-VALUE                           BALANCES          POOL BY
          RATIO AT           # OF               AS OF        AGGREGATE
         ORIGINATION        LOANS        CUT-OFF DATE          BALANCE
         -----------        -----        ------------        ---------
      00.000  -   50.00        48      $17,121,818.52          9.8937%
      50.001  -   60.00        65      $22,600,989.61         13.0598%
      60.001  -   70.00       113      $39,945,306.90         23.0821%
      70.001  -   75.00       105      $36,851,552.32         21.2944%
      75.001  -   80.00       151      $47,763,670.34         27.5997%
      80.001  -   85.00        12       $3,214,126.53          1.8573%
      85.001  -   90.00        14       $4,165,437.39          2.4070%
      90.001  -   95.00         6       $1,394,844.44          0.8060%
      95.001  -  100.00         0               $0.00          0.0000%
                            -----     ---------------        ---------
            Total             514     $173,057,746.05        100.0000%

e) The following table sets forth information, as of the Cut-off Date, with respect to the type of Mortgaged
     Properties securing the Mortgage Loans in Pool 1998-7:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
TYPE OF               # OF                  AS OF         AGGREGATE
DWELLING             LOANS           CUT-OFF DATE           BALANCE
--------             -----           ------------         ---------
Single-family detached 475        $163,203,818.10          94.3060%
Single-family attached  16          $4,122,559.44           2.3822%
Condominium             21          $5,519,692.17           3.1895%
2 - 4 Family Units       1            $111,676.34           0.0645%
Co-op                    1            $100,000.00           0.0578%
                     -----        ---------------         ---------
Total                  514        $173,057,746.05         100.0000%

f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the Mortgaged Properties securing the Mortgage Loans as represented by the mortgagors at origination in Pool 1998-7:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
OCCUPANCY            LOANS           CUT-OFF DATE           BALANCE
---------            -----           ------------         ---------
Owner Occupied         494        $168,308,185.72          97.2555%
Vacation                12          $3,769,828.14           2.1784%
Investment               8            $979,732.19           0.5661%
                     -----        ---------------         ---------
Total                  514        $173,057,746.05         100.0000%

g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool
     1998-7:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
STATE                LOANS           CUT-OFF DATE           BALANCE
-----                -----           ------------         ---------
Alabama                  4          $1,233,047.92           0.7125%
Arkansas                 1            $227,214.89           0.1313%
Arizona                  5          $1,532,555.15           0.8856%
California             244         $85,195,313.61          49.2295%
Colorado                14          $5,392,099.29           3.1158%
Connecticut              9          $3,365,054.59           1.9445%
District of Columbia     1            $238,710.98           0.1379%
Florida                 20          $6,533,300.50           3.7752%
Georgia                 14          $4,844,428.87           2.7993%
Illinois                28          $7,746,477.03           4.4762%
Kansas                   2          $1,010,797.11           0.5841%
Kentucky                 1            $256,000.00           0.1479%
Massachusetts           24          $7,615,802.02           4.4007%
Maryland                 9          $2,926,098.41           1.6908%
Maine                    1            $259,214.77           0.1498%
Michigan                 1            $232,318.13           0.1342%
Minnesota                5          $1,599,862.09           0.9245%
Missouri                 5          $1,551,414.67           0.8965%
New Hampshire            2            $561,908.88           0.3247%
New Jersey              16          $4,957,716.90           2.8648%
New Mexico               1            $267,000.00           0.1543%
Nevada                   5          $1,949,236.50           1.1264%
New York                13          $4,315,163.24           2.4935%
Ohio                     3            $584,000.00           0.3375%
Oklahoma                 1            $436,500.00           0.2522%
Oregon                   9          $3,010,746.84           1.7397%
Pennsylvania            17          $5,717,464.63           3.3038%
Rhode Island             2            $615,400.64           0.3556%
South Carolina           1            $398,751.68           0.2304%
Tennessee                5          $1,514,261.94           0.8750%
Texas                   27          $8,576,278.43           4.9557%
Utah                     8          $2,844,447.22           1.6436%
Virginia                10          $3,880,672.13           2.2424%
Vermont                  1            $111,676.34           0.0645%
Washington               2            $794,003.09           0.4588%
Wisconsin                3            $762,807.56           0.4408%
                     -----        ---------------         ---------
Total                  514        $173,057,746.05         100.0000%

h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Mortgage Loans in Pool 1998-7:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
     MATURITY        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
         2007            2            $602,360.77           0.3481%
         2008            4            $937,641.73           0.5418%
         2012          128         $42,810,955.12          24.7380%
         2013          380        $128,706,788.43          74.3721%
                     -----        ---------------         ---------
        Total          514        $173,057,746.05         100.0000%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1998-7 calculated as of the Cut-off Date is 178 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Mortgage
     Loans in Pool 1998-7:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
PURPOSE               # OF                  AS OF         AGGREGATE
OF LOAN              LOANS           CUT-OFF DATE           BALANCE
-------              -----           ------------         ---------
Purchase               128         $43,746,880.22          25.2788%
Rate Term/Refinance    316        $106,948,656.81          61.7994%
Cash-out Refinance      70         $22,362,209.02          12.9218%
                     -----        ---------------         ---------
Total                  514        $173,057,746.05         100.0000%

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
         EXHIBITS.

1.1 The Underwriting Agreement, dated as of October 23, 1995, and the related Terms Agreement, dated as of March 19, 1998, for certain of the Series 1998-7 Certificates between GE Capital Mortgage Services, Inc. and Salomon Brothers Inc.

1.2 The Underwriting Agreement, dated as June 22, 1995, and the related Terms Agreement, dated as of March 19, 1998, for certain of the Series 1998-7 Certificates between GE Capital Mortgage Services, Inc. and Credit Suisse First Boston Corporation.

4.1  The Pooling and Servicing Agreement for the Series 1998-7
     Certificates, dated as of March 1, 1998, between GE Capital
     Mortgage Services, Inc., as seller and servicer, and State
     Street Bank and Trust Company, as trustee.

                            SIGNATURES





       Pursuant to the requirements of the Securities
       Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                          GE Capital Mortgage Services, Inc.



                          By:   /s/ Syed W. Ali
                             -----------------------------
                          Name: Syed W. Ali
                          Title: Vice President





Dated as of March 27, 1998

                            SIGNATURES





       Pursuant to the requirements of the Securities
       Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                          GE Capital Mortgage Services, Inc.



                          By:
                             -----------------------------
                          Name: Syed W. Ali
                          Title: Vice President





Dated as of March 27, 1998

                          EXHIBIT INDEX


The exhibits are being filed herewith:


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  EXHIBIT NO.            DESCRIPTION                   PAGE
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      1.1         The Underwriting Agreement,
                  dated as of October 23, 1995, and
                  the related Terms Agreement,
                  dated as of March 19, 1998, for
                  certain of the Series 1998-7
                  Certificates between GE Capital
                  Mortgage Services, Inc.  and
                  Salomon Brothers Inc.

      1.2         The Underwriting Agreement,
                  dated as of June 22, 1995, and
                  the related Terms Agreement,
                  dated as of March 19, 1998, for
                  certain of the Series 1998-7
                  Certificates between GE Capital
                  Mortgage Services, Inc. and
                  Credit Suisse First Boston
                  Corporation.
      4.1
                  The Pooling and Servicing
                  Agreement for the Series 1998-7
                  Certificates, dated as of March 1,
                  1998, between GE Capital
                  Mortgage Services, Inc., as seller
                  and servicer, and State Street
                  Bank and Trust Company, as
                  trustee.

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